Exhibit 99.3

Supplemental Operating and Financial Data
Second Quarter and Six Months Ended June 30, 2019

Q2 2019 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 40.

Q2 2019 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Recreation, Education and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Recreation and Education. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q2 2019 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Greg Zimmerman
Senior Vice President, General Counsel and Secretary	Executive Vice President and Chief Investment Officer

Tonya Mater	Mike Hirons
Vice President and Chief Accounting Officer	Senior Vice President - Strategy and Asset Management

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone/Nikita Bely	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	John Massocca	212-409-2056
Raymond James & Associates	Collin Mings	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q2 2019 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
Operating Information:	2019	2018	2019	2018
Revenue	$175,698	$202,867	$340,240	$357,835
Net income available to common shareholders of EPR Properties	60,560	85,545	119,875	109,047
EBITDAre (1)	133,683	180,062	265,179	314,533
Adjusted EBITDA (1)	140,606	135,264	276,325	270,344
Interest expense, net	36,278	34,079	70,104	68,416
Capitalized interest	1,530	2,294	4,667	4,538
Straight-lined rental revenue	3,223	2,060	5,637	3,934
Dividends declared on preferred shares	6,034	6,036	12,068	12,072
Dividends declared on common shares	86,097	80,277	170,440	160,539
General and administrative expense	12,230	12,976	24,360	25,300

	JUNE 30,
Balance Sheet Information:	2019	2018
Total assets	$6,746,655	$6,104,224
Accumulated depreciation	954,806	810,604
Total assets before accumulated depreciation (gross assets)	7,701,461	6,914,828
Cash and cash equivalents	6,927	3,017
Debt	3,216,623	2,983,975
Deferred financing costs, net	31,957	36,020
Net debt (1)	3,241,653	3,016,978
Equity	3,044,898	2,885,968
Common shares outstanding	77,556	74,348
Total market capitalization (using EOP closing price)	9,397,591	8,205,138
Net debt/total market capitalization	34%	37%
Net debt/gross assets	42%	44%
Net debt/Adjusted EBITDA (2)	5.8	5.6
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.5	5.5

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 31 through 33 for definitions. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018
Real estate investments:
Entertainment	$3,307,670	$3,018,987	$2,909,024	$2,875,959	$2,854,274	$2,812,120
Recreation	1,921,868	1,610,071	1,614,100	1,502,639	1,476,759	1,452,087
Education	1,147,220	1,188,959	1,209,393	1,204,851	1,175,973	1,170,548
Other	176,294	174,690	174,714	156,786	156,786	156,786
Less: accumulated depreciation	(954,806)	(920,409)	(883,174)	(848,280)	(810,604)	(776,404)
Land held for development	28,080	28,080	34,177	31,076	31,076	33,693
Property under development	80,695	315,237	287,546	289,228	268,090	249,931
Operating lease right-of-use assets	220,758	211,299	—	—	—	—
Mortgage notes receivable: (1)
Entertainment	14,670	—	—	23,327	23,321	31,061
Recreation	378,292	375,094	368,655	365,100	439,759	614,405
Education	157,169	152,533	148,812	184,273	178,348	174,371
Investment in direct financing leases, net	20,675	20,616	20,558	20,495	58,305	58,101
Investment in joint ventures	35,658	35,188	34,486	5,018	4,999	5,538
Cash and cash equivalents	6,927	11,116	5,872	74,153	3,017	24,514
Restricted cash	5,010	11,166	12,635	22,031	11,283	15,640
Accounts receivable	108,433	111,146	98,369	104,757	97,804	88,750
Other assets	92,042	87,458	96,223	102,657	135,034	127,725
Total assets	$6,746,655	$6,431,231	$6,131,390	$6,114,070	$6,104,224	$6,238,866

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$126,015	$117,746	$168,463	$138,829	$122,359	$117,583
Operating lease liabilities	245,372	235,612	—	—	—	—
Common dividends payable	29,084	28,306	26,765	26,761	26,765	26,755
Preferred dividends payable	6,034	6,034	6,034	6,036	6,036	6,036
Unearned rents and interest	78,629	85,012	79,051	90,287	79,121	81,461
Line of credit	240,000	70,000	30,000	—	30,000	570,000
Deferred financing costs, net	(31,957)	(32,838)	(33,941)	(35,033)	(36,020)	(28,558)
Other debt	3,008,580	3,008,580	2,989,995	2,989,995	2,989,995	2,589,995
Total liabilities	3,701,757	3,518,452	3,266,367	3,216,875	3,218,256	3,363,272
Equity:
Common stock and additional paid-in- capital	3,759,032	3,597,916	3,505,266	3,497,055	3,492,333	3,487,902
Preferred stock at par value	148	148	148	148	148	148
Treasury stock	(147,143)	(146,906)	(130,728)	(129,801)	(129,048)	(128,707)
Accumulated other comprehensive income	5,174	8,397	12,085	19,246	17,497	16,481
Distributions in excess of net income	(572,313)	(546,776)	(521,748)	(489,453)	(494,962)	(500,230)
Total equity	3,044,898	2,912,779	2,865,023	2,897,195	2,885,968	2,875,594
Total liabilities and equity	$6,746,655	$6,431,231	$6,131,390	$6,114,070	$6,104,224	$6,238,866

(1) Includes related accrued interest receivable.

Q2 2019 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018
Rental revenue:
Entertainment	$83,718	$80,513	$76,742	$75,552	$74,640	$74,848
Recreation	42,886	40,529	38,732	36,215	34,443	33,432
Education	28,059	26,707	27,757	26,851	25,649	22,385
Other	2,667	2,974	2,284	2,287	2,287	2,259
Mortgage and other financing income:
Entertainment	107	56	4,457	612	2,100	802
Recreation	8,654	9,312	8,277	29,678	57,540	13,705
Education	3,881	4,107	7,803	4,849	5,562	6,907
Other income	5,726	344	435	365	646	630
Total revenue	$175,698	$164,542	$166,487	$176,409	$202,867	$154,968

Property operating expense	14,771	15,793	8,890	6,968	7,334	7,564
Other expense	8,091	—	325	118	—	—
General and administrative expense	12,230	12,130	12,165	11,424	12,976	12,324
Severance expense	—	—	5,938	—	—	—
Litigation settlement expense	—	—	—	—	2,090	—
Costs associated with loan refinancing or payoff	—	—	—	—	15	31,943
Interest expense, net	36,278	33,826	33,515	33,576	34,079	34,337
Transaction costs	6,923	5,123	1,583	1,101	405	609
Impairment charges	—	—	10,735	—	16,548	—
Depreciation and amortization	42,355	39,743	39,541	38,623	37,582	37,684
Income before equity in income (loss) in joint ventures and other items	55,050	57,927	53,795	84,599	91,838	30,507
Equity in income (loss) from joint ventures	470	489	(5)	20	(88)	51
Gain on sale of real estate	9,774	6,328	349	2,215	473	—
Gain on sale of investment in direct financing leases	—	—	—	5,514	—	—
Income tax benefit (expense)	1,300	605	(108)	(515)	(642)	(1,020)
Net income	66,594	65,349	54,031	91,833	91,581	29,538
Preferred dividend requirements	(6,034)	(6,034)	(6,034)	(6,036)	(6,036)	(6,036)
Net income available to common shareholders of EPR Properties	$60,560	$59,315	$47,997	$85,797	$85,545	$23,502

Q2 2019 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018
Net income available to common shareholders of EPR Properties	$60,560	$59,315	$47,997	$85,797	$85,545	$23,502
Gain on sale of real estate	(9,774)	(6,328)	(349)	(2,215)	(473)	—
Gain on sale of investment in direct financing leases	—	—	—	(5,514)	—	—
Impairment charges	—	—	10,735	—	16,548	—
Real estate depreciation and amortization	42,098	39,514	39,297	38,388	37,359	37,464
Allocated share of joint venture depreciation	554	555	56	54	58	58
FFO available to common shareholders of EPR Properties	$93,438	$93,056	$97,736	$116,510	$139,037	$61,024

FFO available to common shareholders of EPR Properties	$93,438	$93,056	$97,736	$116,510	$139,037	$61,024
Add: Preferred dividends for Series C preferred shares	1,939	1,939	1,939	1,940	1,940	—
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	—	—
Diluted FFO available to common shareholders of EPR Properties	$97,316	$96,934	$101,614	$120,389	$140,977	$61,024

FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$93,438	$93,056	$97,736	$116,510	$139,037	$61,024
Costs associated with loan refinancing or payoff	—	—	—	—	15	31,943
Transaction costs	6,923	5,123	1,583	1,101	405	609
Severance expense	—	—	5,938	—	—	—
Litigation settlement expense	—	—	—	—	2,090	—
Termination fee included in gain on sale	6,533	5,001	—	1,864	—	—
Deferred income tax (benefit) expense	(1,675)	(609)	(182)	92	235	428
FFO as adjusted available to common shareholders of EPR Properties	$105,219	$102,571	$105,075	$119,567	$141,782	$94,004

FFO as adjusted available to common shareholders of EPR Properties	$105,219	$102,571	$105,075	$119,567	$141,782	$94,004
Add: Preferred dividends for Series C preferred shares	1,939	1,939	1,939	1,940	1,940	1,940
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,939	1,939
Diluted FFO as adjusted available to common shareholders of EPR Properties	$109,097	$106,449	$108,953	$123,446	$145,661	$97,883
FFO per common share:
Basic	$1.23	$1.25	$1.31	$1.57	$1.87	$0.82
Diluted	1.22	1.23	1.30	1.54	1.84	0.82
FFO as adjusted per common share:
Basic	$1.38	$1.37	$1.41	$1.61	$1.91	$1.27
Diluted	1.36	1.36	1.39	1.58	1.87	1.26
Shares used for computation (in thousands):
Basic	76,164	74,679	74,343	74,345	74,329	74,146
Diluted	76,199	74,725	74,402	74,404	74,365	74,180
Effect of dilutive Series C preferred shares	2,158	2,145	2,133	2,122	2,110	2,098
Adjusted weighted-average shares outstanding-diluted Series C	78,357	76,870	76,535	76,526	76,475	76,278
Effect of dilutive Series E preferred shares	1,628	1,622	1,615	1,610	1,604	1,598
Adjusted weighted-average shares outstanding-diluted Series C and Series E	79,985	78,492	78,150	78,136	78,079	77,876
(1) See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018

FFO available to common shareholders of EPR Properties	$93,438	$93,056	$97,736	$116,510	$139,037	$61,024
Adjustments:
Costs associated with loan refinancing or payoff	—	—	—	—	15	31,943
Transaction costs	6,923	5,123	1,583	1,101	405	609
Severance expense	—	—	5,938	—	—	—
Litigation settlement expense	—	—	—	—	2,090	—
Termination fees included in gain on sale	6,533	5,001	—	1,864	—	—
Deferred income tax (benefit) expense	(1,675)	(609)	(182)	92	235	428
Non-real estate depreciation and amortization	257	229	244	235	223	220
Deferred financing fees amortization	1,517	1,502	1,490	1,470	1,439	1,398
Share-based compensation expense to management and trustees	3,283	3,280	3,816	3,687	3,817	3,791
Amortization of above/below market leases, net and tenant allowances	(58)	(59)	(54)	(55)	(55)	(417)
Maintenance capital expenditures (2)	(510)	(297)	(336)	(540)	(527)	(698)
Straight-lined rental revenue	(3,223)	(2,414)	(3,216)	(3,079)	(2,060)	(1,874)
Non-cash portion of mortgage and other financing income	(1,069)	(1,014)	(784)	(819)	(784)	(656)
AFFO available to common shareholders of EPR Properties	$105,416	$103,798	$106,235	$120,466	$143,835	$95,768

AFFO available to common shareholders of EPR Properties	$105,416	$103,798	$106,235	$120,466	$143,835	$95,768
Add: Preferred dividends for Series C preferred shares	1,939	1,939	1,939	1,940	1,940	1,940
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,939	1,939
Diluted AFFO available to common shareholders of EPR Properties	$109,294	$107,676	$110,113	$124,345	$147,714	$99,647

Weighted average diluted shares outstanding (in thousands)	76,199	74,725	74,402	74,404	74,365	74,180
Effect of dilutive Series C preferred shares	2,158	2,145	2,133	2,122	2,110	2,098
Effect of dilutive Series E preferred shares	1,628	1,622	1,615	1,610	1,604	1,598
Adjusted weighted-average shares outstanding-diluted	79,985	78,492	78,150	78,136	78,079	77,876

AFFO per diluted common share	$1.37	$1.37	$1.41	$1.59	$1.89	$1.28

Dividends declared per common share	$1.125	$1.125	$1.080	$1.080	$1.080	$1.080

AFFO payout ratio (3)	82%	82%	77%	68%	57%	84%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q2 2019 Supplemental	Page 10

CAPITAL STRUCTURE AS OF JUNE 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2019	$—	$—	$—	$—	—%
2020	—	—	—	—	—%
2021	—	—	—	—	—%
2022	—	240,000	350,000	590,000	4.80%
2023	400,000	—	275,000	675,000	4.02%
2024	—	—	148,000	148,000	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	642,000	642,000	4.69%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
2029	—	—	—	—	—%
Thereafter	43,580	—	—	43,580	3.07%
Less: deferred financing costs, net	—	—	—	(31,957)	—%
	$443,580	$240,000	$2,565,000	$3,216,623	4.52%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$—	—%	—
Fixed rate unsecured debt (1)		2,965,000	4.63%	6.06
Variable rate secured debt		43,580	3.07%	28.25
Variable rate unsecured debt		240,000	3.41%	2.66
Less: deferred financing costs, net		(31,957)	—%	—
Total		$3,216,623	4.52%	6.11

(1) Includes $400 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 6/30/2019	MATURITY	AT 6/30/2019

	$1,000,000	$240,000	February 27, 2022	3.41%

Note: This facility has a seven-month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature pursuant to which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

Q2 2019 Supplemental	Page 11

CAPITAL STRUCTURE AS OF JUNE 30, 2019 AND DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	June 30, 2019	December 31, 2018

Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	$240,000	$30,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 3.15% and $50,000 fixed at 3.35% through February 7, 2022, due February 27, 2023	400,000	400,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	400,000
Bonds payable, variable rate, due August 1, 2047	24,995	24,995
Bond payable, variable rate, due December 22, 2047	18,585	—
Less: deferred financing costs, net	(31,957)	(33,941)
Total debt	$3,216,623	$2,986,054

Q2 2019 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF JUNE 30, 2019

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding public senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 4.95%, 5.25% and 5.75%. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 4.95%, 5.25% and 5.75% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of June 30, 2019 and March 31, 2019 are:

		Actual	Actual
NOTE COVENANTS	Required	2nd Quarter 2019 (1)	1st Quarter 2019 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	42%	42%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	1%	—%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service) - trailing twelve months	≥ 1.5 x	4.0x	4.4x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	222%	224%

(1) See page 14 for detailed calculations.

Q2 2019 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	June 30, 2019			TOTAL DEBT:				June 30, 2019
Total Assets per balance sheet	$6,746,655			Secured debt obligations				$43,580
Add: accumulated depreciation	954,806			Unsecured debt obligations:
Less: intangible assets, net	(42,000)			Unsecured debt				3,205,000
Total Assets	$7,659,461			Outstanding letters of credit				—
				Guarantees				—
				Derivatives at fair market value, net, if liability				4,072
				Total unsecured debt obligations:				3,209,072
TOTAL UNENCUMBERED ASSETS:	June 30, 2019			Total Debt				$3,252,652
Unencumbered real estate assets, gross	$7,007,131
Cash and cash equivalents	6,927
Land held for development	28,080
Property under development	80,695
Total Unencumbered Assets	$7,122,833

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	2ND QUARTER 2019	1ST QUARTER 2019		4TH QUARTER 2018		3RD QUARTER 2018		TRAILING TWELVE MONTHS
Adjusted EBITDA per bond documents	$140,606	$136,619	(1)	$145,107	(1)	$157,899	(1)	$580,231
Less: straight-line rental revenue	(3,223)	(2,414)		(3,216)		(3,079)		(11,932)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$137,383	$134,205		$141,891		$154,820		$568,299

ANNUAL DEBT SERVICE:
Interest expense, gross	$37,999	$37,138		$36,304		$36,360		$147,801
Less: deferred financing fees amortization	(1,517)	(1,502)		(1,490)		(1,470)		(5,979)
ANNUAL DEBT SERVICE	$36,482	$35,636		$34,814		$34,890		$141,822

DEBT SERVICE COVERAGE	3.8	3.8		4.1		4.4		4.0

(1) Includes prepayment fees.

Q2 2019 Supplemental	Page 14

CAPITAL STRUCTURE AS OF JUNE 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT JUNE 30, 2019	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT JUNE 30, 2019	CONVERSION PRICE AT JUNE 30, 2019

Common shares	77,556,003	$74.59	N/A	(1)	N/A	N/A	N/A
Series C	5,394,050	$32.06	$134,851	5.750%	Y	0.4000	$62.50
Series E	3,447,381	$37.95	$86,185	9.000%	Y	0.4721	$52.95
Series G	6,000,000	$24.99	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at June 30, 2019 multiplied by closing price at June 30, 2019				$5,784,902
Aggregate liquidation value of Series C preferred shares (2)				134,851
Aggregate liquidation value of Series E preferred shares (2)				86,185
Aggregate liquidation value of Series G preferred shares (2)				150,000
Net debt at June 30, 2019 (3)				3,241,653
Total consolidated market capitalization				$9,397,591

(1) Total monthly dividends declared in the second quarter of 2019 were $1.125 per share.
(2) Excludes accrued unpaid dividends at June 30, 2019.
(3) See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018
Net debt to total market capitalization	34%	33%	37%	35%	37%	41%

Net debt to gross assets	42%	42%	43%	42%	44%	45%

Net debt/Adjusted EBITDA (1)(2)	5.8	5.7	5.5	5.3	5.6	5.8

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.5	5.4	5.4	5.3	5.5	5.6

Interest coverage ratio (5)	3.7	3.7	3.8	3.8	3.7	3.7

Fixed charge coverage ratio (5)	3.2	3.2	3.3	3.3	3.2	3.2

Debt service coverage ratio (5)	3.7	3.7	3.8	3.8	3.7	3.7

FFO payout ratio (6)	92%	91%	83%	70%	59%	132%

FFO as adjusted payout ratio (7)	83%	83%	78%	68%	58%	86%

AFFO payout ratio (8)	82%	82%	77%	68%	57%	84%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q2 2019 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018
Net income	$66,594	$65,349	$54,031	$91,833	$91,581	$29,538
Impairment charges	—	—	10,735	—	16,548	—
Transaction costs	6,923	5,123	1,583	1,101	405	609
Interest expense, gross	37,999	37,138	36,304	36,360	36,468	36,646
Severance expense	—	—	5,938	—	—	—
Litigation settlement expense	—	—	—	—	2,090	—
Depreciation and amortization	42,355	39,743	39,541	38,623	37,582	37,684
Share-based compensation expense
to management and trustees	3,283	3,280	3,816	3,687	3,817	3,791
Costs associated with loan refinancing or payoff	—	—	—	—	15	31,943
Interest cost capitalized	(1,530)	(3,137)	(2,669)	(2,697)	(2,294)	(2,244)
Straight-line rental revenue	(3,223)	(2,414)	(3,216)	(3,079)	(2,060)	(1,874)
Gain on sale of real estate	(9,774)	(6,328)	(349)	(2,215)	(473)	—
Gain on sale of investment in direct financing leases	—	—	—	(5,514)	—	—
Prepayment fees	—	(900)	(7,391)	(20,026)	(47,293)	—
Deferred income tax (benefit) expense	(1,675)	(609)	(182)	92	235	428
Interest coverage amount	$140,952	$137,245	$138,141	$138,165	$136,621	$136,521

Interest expense, net	$36,278	$33,826	$33,515	$33,576	$34,079	$34,337
Interest income	191	175	120	87	95	65
Interest cost capitalized	1,530	3,137	2,669	2,697	2,294	2,244
Interest expense, gross	$37,999	$37,138	$36,304	$36,360	$36,468	$36,646

Interest coverage ratio	3.7	3.7	3.8	3.8	3.7	3.7

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$140,952	$137,245	$138,141	$138,165	$136,621	$136,521

Interest expense, gross	$37,999	$37,138	$36,304	$36,360	$36,468	$36,646
Preferred share dividends	6,034	6,034	6,034	6,036	6,036	6,036
Fixed charges	$44,033	$43,172	$42,338	$42,396	$42,504	$42,682

Fixed charge coverage ratio	3.2	3.2	3.3	3.3	3.2	3.2

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$140,952	$137,245	$138,141	$138,165	$136,621	$136,521
Interest expense, gross	$37,999	$37,138	$36,304	$36,360	$36,468	$36,646
Recurring principal payments	—	—	—	—	—	—
Debt service	$37,999	$37,138	$36,304	$36,360	$36,468	$36,646

Debt service coverage ratio	3.7	3.7	3.8	3.8	3.7	3.7
(1) See pages 31 through 33 for definitions. See Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures.

Q2 2019 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	JUNE 30, 2019	DECEMBER 31, 2018
Mortgage notes, 7.00% and 10.00%, paid in full July 1, 2019	Recreation	$189,654	$179,846
Mortgage note and related accrued interest receivable, 10.0%, paid in full July 10, 2019	Education	16,174	15,652
Mortgage note, 7.00%, due December 20, 2021	Education	52,753	54,535
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,803
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,977	10,977
Mortgage note, 11.31%, due June 1, 2033	Recreation	11,763	11,934
Mortgage note and related accrued interest receivable, 8.71% to 9.38%, due June 30, 2034	Education	8,896	8,835
Mortgage note, 11.61%, due December 1, 2034	Recreation	51,050	51,050
Mortgage notes, 10.59%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 11.04%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.43%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 10.14%, due July 31, 2036	Education	6,422	6,383
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,068	18,068
Mortgage note and related accrued interest receivable, 9.95%, due December 31, 2036	Education	9,839	9,839
Mortgage note, 8.84%, due April 30, 2037	Education	5,044	4,952
Mortgage note, 8.93%, due June 30, 2037	Education	4,191	4,165
Mortgage note, 8.67%, due July 31, 2037	Education	4,206	4,236
Mortgage note, 8.75%, due August 31, 2037	Education	27,357	23,718
Mortgage note and related accrued interest receivable, 9.02%, due September 30, 2037	Education	14,423	14,325
Mortgage note and related accrued interest receivable, 7.85%, due January 31, 2038	Recreation	10,360	10,360
Mortgage note and related accrued interest receivable, 7.50%, due August 30, 2038	Education	3,604	2,172
Mortgage note, 7.75%, due May 9, 2039	Education	4,260	—
Mortgage note, 8.125%, due June 17, 2039	Entertainment	14,670	—
Total mortgage notes and related accrued interest receivable		$550,131	$517,467

Q2 2019 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2019 CAPITAL SPENDING	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED JUNE 30, 2019	CAPITAL SPENDING SIX MONTHS ENDED JUNE 30, 2019
Development and redevelopment of megaplex theatres	Entertainment	$4,882	$26,658
Acquisition of megaplex theatres	Entertainment	284,518	377,828
Acquisition and development of other entertainment and retail properties	Entertainment	5,963	8,772
Investment in mortgage note and note receivable for other entertainment	Entertainment	16,200	16,200
Development of Topgolf golf entertainment complexes	Recreation	11,595	22,295
Additions to mortgage note and notes receivable for attractions	Recreation	6,541	6,602
Investment in unconsolidated real estate joint venture owning two recreation anchored lodging properties	Recreation	—	1,105
Redevelopment of recreation properties	Recreation	522	932
Acquisition of attractions	Recreation	23,963	23,963
Investment in the Kartrite Resort and Indoor Waterpark	Recreation	14,210	46,121
Investment in mortgage notes and notes receivable for early childhood education centers	Education	5,404	6,598
Development of public charter school properties	Education	9,510	16,873
Acquisition and development of early childhood education centers	Education	3,478	3,933
Investment in mortgage notes receivable for public charter schools	Education	863	4,143
Development of private school properties	Education	4,270	4,297
Investment in the Resorts World Catskills project	Other	18	211
Total investment spending		$391,937	$566,531
Maintenance and other capital spending, net	n/a	4,128	10,931
Total capital spending		$396,065	$577,462

2019 DISPOSITIONS	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED JUNE 30, 2019	NET PROCEEDS SIX MONTHS ENDED JUNE 30, 2019
Sale of attraction property	Recreation	$—	$3,992
Sale of public charter schools	Education	56,156	83,408
Sale of excess land	Education	1,994	2,746
Sale of undeveloped land	Education	—	5,668
Total dispositions		$58,150	$95,814

Q2 2019 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT JUNE 30, 2019 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	JUNE 30, 2019		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	3RD QUARTER 2019	4TH QUARTER 2019	1ST QUARTER 2020	2ND QUARTER 2020	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$23,787	7	$9,893	$7,508	$6,500	$8,509	$—	$56,197	100%
Recreation (3)	20,643	2	5,000	4,500	1,000	—	—	31,143	100%
Education	23,646	4	7,700	3,550	—	—	—	34,896	100%
Total Build-to-Suit	68,076	13	$22,593	$15,558	$7,500	$8,509	$—	$122,236
Non Build-to-Suit Development	12,619
Total Property Under Development	$80,695
		JUNE 30, 2019	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	3RD QUARTER 2019	4TH QUARTER 2019	1ST QUARTER 2020	2ND QUARTER 2020	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 2ND QUARTER 2019
Entertainment		7	$6,197	$13,473	$15,827	$20,700	$—	$56,197	$—
Recreation		2	—	29,294	1,849	—	—	31,143	290,715
Education		4	26,566	8,330	—	—	—	34,896	10,109
Total Build-to-Suit		13	$32,763	$51,097	$17,676	$20,700	$—	$122,236	$300,824

	JUNE 30, 2019		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	3RD QUARTER 2019	4TH QUARTER 2019	1ST QUARTER 2020	2ND QUARTER 2020	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Recreation	5,803	1	—	1,367	1,367	1,367	2,420	12,324
Education	30,961	2	1,800	800	1,900	1,900	—	37,361
Total Build-to-Suit Mortgage Notes	36,764	3	$1,800	$2,167	$3,267	$3,267	$2,420	$49,685
Non Build-to-Suit Mortgage Notes	513,367
Total Mortgage Notes Receivable	$550,131

(1) This schedule includes only those properties for which the Company has commenced construction as of June 30, 2019.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation excludes property under development related to the Company's two unconsolidated real estate joint ventures that own recreation anchored lodging properties in St. Petersburg, Florida. The Company's spending estimates for this are estimated at $5.0 million for the remainder of 2019 and $9.6 million for 2020.

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q2 2019 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$83,718	$42,886	$28,059	$2,667	$157,330	$—	$157,330
Other income	1,575	3,848	—	—	5,423	303	5,726
Mortgage and other financing income	107	8,654	3,881	—	12,642	—	12,642
Total revenue	85,400	55,388	31,940	2,667	175,395	303	175,698

Property operating expense	(9,871)	(2,729)	(1,056)	(888)	(14,544)	(227)	(14,771)
Other expense	(1,029)	(7,062)	—	—	(8,091)	—	(8,091)
Total investment expenses	(10,900)	(9,791)	(1,056)	(888)	(22,635)	(227)	(22,862)
General and administrative expense	—	—	—	—	—	(12,230)	(12,230)
Adjusted EBITDA (1)	$74,500	$45,597	$30,884	$1,779	$152,760	$(12,154)	$140,606
	49%	30%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(36,278)	(36,278)
Transaction costs						(6,923)	(6,923)
Depreciation and amortization						(42,355)	(42,355)
Equity in income from joint ventures						470	470
Gain on sale of real estate						9,774	9,774
Income tax benefit						1,300	1,300
Net income							66,594
Preferred dividend requirements						(6,034)	(6,034)
Net income available to common shareholders of EPR Properties							$60,560

(1) See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$164,231	$83,415	$54,766	$5,641	$308,053	$—	$308,053
Other income	1,585	3,909	—	—	5,494	576	6,070
Mortgage and other financing income	163	17,966	7,988	—	26,117	—	26,117
Total revenue	165,979	105,290	62,754	5,641	339,664	576	340,240

Property operating expense	(20,496)	(5,463)	(2,168)	(1,977)	(30,104)	(460)	(30,564)
Other expense	(1,029)	(7,062)	—	—	(8,091)	—	(8,091)
Total investment expenses	(21,525)	(12,525)	(2,168)	(1,977)	(38,195)	(460)	(38,655)
General and administrative expense	—	—	—	—	—	(24,360)	(24,360)
Prepayment fees	—	(900)	—	—	(900)	—	(900)
Adjusted EBITDA (1)	$144,454	$91,865	$60,586	$3,664	$300,569	$(24,244)	$276,325
	48%	31%	20%	1%	100%
Reconciliation to Consolidated Statements of Income:
Interest expense, net						(70,104)	(70,104)
Transaction costs						(12,046)	(12,046)
Depreciation and amortization						(82,098)	(82,098)
Equity in income from joint ventures						959	959
Gain on sale of real estate						16,102	16,102
Income tax benefit						1,905	1,905
Prepayment fees						900	900
Net income							131,943
Preferred dividend requirements						(12,068)	(12,068)
Net income available to common shareholders of EPR Properties							$119,875
(1) See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 22

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$74,640	$34,443	$25,649	$2,287	$137,019	$—	$137,019
Other income	4	—	—	—	4	642	646
Mortgage and other financing income	2,100	57,540	5,562	—	65,202	—	65,202
Total revenue	76,744	91,983	31,211	2,287	202,225	642	202,867

Property operating expense	(5,816)	(24)	(644)	(689)	(7,173)	(161)	(7,334)
Total investment expenses	(5,816)	(24)	(644)	(689)	(7,173)	(161)	(7,334)
General and administrative expense	—	—	—	—	—	(12,976)	(12,976)
Prepayment fees	(1,359)	(45,934)	—	—	(47,293)	—	(47,293)
Adjusted EBITDA (1)	$69,569	$46,025	$30,567	$1,598	$147,759	$(12,495)	$135,264
	47%	31%	21%	1%	100%

Reconciliation to Consolidated Statements of Income:
Litigation settlement expense						(2,090)	(2,090)
Costs associated with loan refinancing or payoff						(15)	(15)
Interest expense, net						(34,079)	(34,079)
Transaction costs						(405)	(405)
Impairment charges						(16,548)	(16,548)
Depreciation and amortization						(37,582)	(37,582)
Equity in loss from joint ventures						(88)	(88)
Gain on sale of real estate						473	473
Income tax expense						(642)	(642)
Prepayment fees						47,293	47,293
Net income							91,581
Preferred dividend requirements						(6,036)	(6,036)
Net income available to common shareholders of EPR Properties							$85,545

(1) See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 23

FINANCIAL INFORMATION BY SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$149,488	$67,875	$48,034	$4,546	$269,943	$—	$269,943
Other income	4	62	—	—	66	1,210	1,276
Mortgage and other financing income	2,902	71,245	12,469	—	86,616	—	86,616
Total revenue	152,394	139,182	60,503	4,546	356,625	1,210	357,835

Property operating expense	12,045	57	1,473	1,003	(14,578)	320	(14,898)
Total investment expenses	(12,045)	(57)	(1,473)	(1,003)	(14,578)	(320)	(14,898)
General and administrative expense	—	—	—	—	—	(25,300)	(25,300)
Prepayment fees	(1,359)	(45,934)	—	—	(47,293)	—	(47,293)
Adjusted EBITDA (1)	$138,990	$93,191	$59,030	$3,543	$294,754	$(24,410)	$270,344
	47%	32%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Litigation settlement expense						(2,090)	(2,090)
Costs associated with loan refinancing or payoff						(31,958)	(31,958)
Interest expense, net						(68,416)	(68,416)
Transaction costs						(1,014)	(1,014)
Impairment charges						(16,548)	(16,548)
Depreciation and amortization						(75,266)	(75,266)
Equity in loss from joint ventures						(37)	(37)
Gain on sale of real estate						473	473
Income tax expense						(1,662)	(1,662)
Prepayment fees						47,293	47,293
Net income							121,119
Preferred dividend requirements						(12,072)	(12,072)
Net income available to common shareholders of EPR Properties							$109,047

(1) See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 24

TOTAL INVESTMENT BY SEGMENT
AS OF JUNE 30, 2019 AND DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of June 30, 2019
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Real estate investments, net of accumulated depreciation	$2,598,029	$1,781,314	$1,042,875	$176,028	$5,598,246
Add back accumulated depreciation on real estate investments	709,641	140,554	104,345	266	954,806
Land held for development	4,457	—	3,455	20,168	28,080
Property under development	35,212	20,642	24,841	—	80,695
Mortgage notes and related accrued interest receivable, net	14,670	378,292	157,169	—	550,131
Investment in direct financing leases, net	—	—	20,675	—	20,675
Investment in joint ventures	4,743	30,915	—	—	35,658
Intangible assets, gross (1)	30,392	21,310	1,230	—	52,932
Notes receivable and related accrued interest receivable, net (1)	3,550	6,543	968	—	11,061
Total investments (2)	$3,400,694	$2,379,570	$1,355,558	$196,462	$7,332,284
% of total investments	46%	33%	18%	3%	100%

	As of December 31, 2018
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Real estate investments, net of accumulated depreciation	$2,238,831	$1,497,759	$1,112,790	$174,677	$5,024,057
Add back accumulated depreciation on real estate investments	670,193	116,341	96,603	37	883,174
Land held for development	4,457	—	9,552	20,168	34,177
Property under development	20,031	249,911	17,604	—	287,546
Mortgage notes and related accrued interest receivable, net	—	368,655	148,812	—	517,467
Investment in direct financing leases, net	—	—	20,558	—	20,558
Investment in joint ventures	4,962	29,524	—	—	34,486
Intangible assets, gross (1)	28,874	21,310	1,230	—	51,414
Notes receivable and related accrued interest receivable, net (1)	1,976	3,469	—	—	5,445
Total investments (2)	$2,969,324	$2,286,969	$1,407,149	$194,882	$6,858,324
% of total investments	43%	33%	21%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of June 30, 2019 in the Company's Quarterly Report on Form 10-Q and December 31, 2018 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	6/30/2019	12/31/2018
Intangible assets, gross	$52,932	$51,414
Less: accumulated amortization on intangible assets	(10,932)	(8,923)
Notes receivable and related accrued interest receivable, net	11,061	5,445
Prepaid expenses and other current assets	38,981	48,287
Total other assets	$92,042	$96,223

(2) See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 25

LEASE EXPIRATIONS
AS OF JUNE 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			RECREATION PORTFOLIO			EDUCATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2019 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2019 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	FINANCING INCOME/RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2019 (1)	% OF TOTAL REVENUE
2019	3	$6,511	1%	—	$—	—%	17	$12,415	2%
2020	2	3,665	1%	—	—	—%	—	—	—%
2021	9	12,600	2%	—	—	—%	—	—	—%
2022	10	21,290	3%	—	—	—%	—	—	—%
2023	8	19,501	3%	—	—	—%	—	—	—%
2024	14	28,471	4%	—	—	—%	1	654	—%
2025	4	9,064	1%	1	1,925	—%	—	—	—%
2026	8	16,428	3%	1	5,196	1%	—	—	—%
2027	17	22,620	3%	2	18,859	3%	6	4,499	1%
2028	14	30,119	4%	—	—	—%	1	79	—%
2029	11	13,244	2%	2	4,781	1%	—	—	—%
2030	18	24,236	4%	—	—	—%	—	—	—%
2031	13	21,106	3%	—	—	—%	10	4,006	1%
2032	8	8,548	1%	5	6,800	1%	5	4,817	1%
2033	9	9,042	1%	2	3,910	—%	4	3,675	—%
2034	25	7,009	1%	7	12,283	2%	10	22,450	3%
2035	2	2,297	—%	13	42,019	6%	8	8,449	1%
2036	2	2,523	—%	5	11,127	2%	10	15,739	2%
2037	3	7,726	1%	14	35,588	5%	9	5,485	1%
2038	2	3,522	1%	7	13,500	2%	7	6,137	1%
Thereafter	—	—	—%	5	2,218	—%	37	17,456	2%
	182	$269,522	39%	64	$158,206	23%	125	$105,861	15%

Note: This schedule relates to owned and leased megaplex theatres, ski areas, attractions, golf entertainment complexes, public charter schools, early education centers and private schools only, which together represent approximately 77% of total revenue for the trailing twelve months ended June 30, 2019. This schedule excludes entertainment properties that are not megaplex theatres, properties under construction, land held for development, properties operated by the Company and investments in mortgage notes receivable.

(1) Rental revenue for the trailing twelve months ended June 30, 2019 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized during the three and six months ended June 30, 2019 in accordance with Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).

Q2 2019 Supplemental	Page 26

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE (1) (2)	PERCENTAGE OF TOTAL REVENUE (1) (2)
			FOR THE THREE MONTHS ENDED	FOR THE SIX MONTHS ENDED
	CUSTOMERS	ASSET TYPE	JUNE 30, 2019	JUNE 30, 2019

1.	AMC Theatres	Entertainment	18.1%	18.3%
2.	Topgolf	Recreation	11.2%	11.3%
3.	Regal Entertainment Group	Entertainment	10.0%	9.7%
4.	Cinemark	Entertainment	5.7%	5.7%
5.	Camelback Resort	Recreation	3.5%	3.5%
6.	Basis Independent Schools	Education	3.2%	3.3%
7.	Vail Resorts	Recreation	3.1%	2.6%
8.	Children's Learning Adventure	Education	2.7%	2.4%
9.	Premier Parks	Recreation	2.5%	2.5%
10.	VSS Southern	Entertainment	2.4%	2.5%

	Total		62.4%	61.8%

(1) Total revenue for the three and six months ended June 30, 2019 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized in accordance with Topic 842.

(2) Excludes prepayment fees and other income for the three and six months ended June 30, 2019.

Q2 2019 Supplemental	Page 27

NET ASSET VALUE (NAV) COMPONENTS
AS OF JUNE 30, 2019
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$260,352	$240	$260,592
ERC's/Retail	39,284	—	39,284
Other Entertainment	12,008	1,296	13,304
ENTERTAINMENT	311,644	1,536	313,180
Ski Areas	25,860	12,172	38,032
Attractions (2)	57,332	15,020	72,352
Golf Entertainment Complexes	66,152	4,900	71,052
Other Recreation	8,792	2,116	10,908
RECREATION	158,136	34,208	192,344
Public Charter Schools	35,208	11,664	46,872
Early Childhood Education (3)	18,040	392	18,432
Private Schools	29,632	464	30,096
EDUCATION	82,880	12,520	95,400
ANNUALIZED CASH NOI RUN RATE	$552,660	$48,264	$600,924
OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$80,695	Long-term debt (6)		$3,248,580
Land held for development	28,080	Series G liquidation value		150,000
Real estate investments, net related to Resorts World Catskills (1)	176,028	Accounts payable and accrued liabilities (7)		118,103
Real estate investments, net related to Kartrite Resort and Indoor Waterpark (2)	261,362	Preferred dividends payable		6,034
Investment in joint ventures	35,658	Unearned rents and interest (8)		20,164
Cash and cash equivalents	6,927
Restricted cash	5,010
Accounts receivable (4)	12,983
Other assets (5)	21,227
Real estate investments, net, related to CLA (3)	197,920
SHARES
Common shares outstanding	77,556
Effect of dilutive securities - share options	35
Effect of dilutive Series C preferred shares	2,158
Effect of dilutive Series E preferred shares	1,628
Diluted shares outstanding	81,377
(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended June 30, 2019 and excludes the "Other" segment related to the Resorts World Catskills project in Sullivan County, New York, which is disclosed at carrying value under other NAV components.
(2) Includes no NOI related to Kartrite Resort and Indoor Waterpark. Kartrite Resort and Indoor Waterpark assets are disclosed at carrying value under other NAV components.
(3) Includes no NOI related to CLA assets. CLA assets are disclosed at carrying value under other NAV components. NOI related to assets transferred to Crème de la Crème is included in the annualized cash NOI run rate.
(4) Excludes straight-line receivable of $95.4 million.
(5) Excludes deferred tax assets of $13.5 million, net deferred financing costs of $4.3 million, net intangible assets of $42.0 million and notes and related accrued interest of $11.1 million.
(6) Excludes deferred financing costs, net of $32.0 million.
(7) Excludes below market leases, net of $7.9 million.
(8) Excludes deferred rent liabilities related to portions of real estate investments funded by tenants of $33.7 million and cash paid by tenants during construction of $24.8 million.

Q2 2019 Supplemental	Page 28

ANNUALIZED GAAP NET OPERATING INCOME
AS OF JUNE 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$262,664	$224	$262,888
ERC's/Retail	38,708	—	38,708
Other Entertainment	12,448	1,296	13,744
ENTERTAINMENT	313,820	1,520	315,340

Ski Areas	26,168	12,176	38,344
Attractions (2)	57,896	14,828	72,724
Golf Entertainment Complexes	68,020	4,892	72,912
Other Recreation	8,936	2,116	11,052
RECREATION	161,020	34,012	195,032

Public Charter Schools	40,188	14,596	54,784
Early Childhood Education (3)	21,276	684	21,960
Private Schools	33,136	484	33,620
EDUCATION	94,600	15,764	110,364

ANNUALIZED GAAP NOI RUN RATE	$569,440	$51,296	$620,736

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended June 30, 2019 and excludes the "Other" segment related to the Resorts World Catskills project in Sullivan County, New York.
(2) Includes no NOI related to Kartrite Resort and Indoor Waterpark.
(3) Includes no NOI related to CLA assets. NOI related to assets transferred to Crème de la Crème is included in the annualized GAAP NOI run rate.

Q2 2019 Supplemental	Page 29

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE		2019 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR
Investment spending	$566.5	$700.0	to	$850.0	$600.0	to	$800.0
Disposition proceeds and mortgage note payoff	$95.8	$300.0	to	$400.0	$300.0	to	$400.0
Prepayment fees - entertainment and recreation properties (1)	$0.9	$0.9			$0.9
Prepayment fees - education properties (1)	$—	$1.0	to	$2.0	$2.0	to	$3.0
Termination fees - education properties (2)	$11.5	$14.0	to	$16.0	$12.0	to	$16.0
Percentage rent and participating interest income	$5.5	$13.0	to	$15.0	$10.5	to	$12.5
General and administrative expense	$24.4	$46.5	to	$48.5	$45.0	to	$47.0

FFO per diluted share	$2.45	$4.92	to	$5.05	$4.91	to	$5.06
FFO as adjusted per diluted share	$2.72	$5.32	to	$5.48	$5.30	to	$5.50

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2019 CURRENT GUIDANCE
Net income available to common shareholders of EPR Properties	$1.59	$2.99	to	$3.15
Gain on sale of real estate (2)	(0.21)	(0.30)	to	(0.33)
Real estate depreciation and amortization	1.08	2.24
Allocated share of joint venture depreciation	0.01	0.03
Impact of Series C and Series E Dilution, if applicable	(0.02)	(0.04)
FFO available to common shareholders of EPR Properties	$2.45	$4.92	to	$5.05
Transaction costs	0.16	0.30
Termination fees - education properties (2)	0.15	0.18	to	0.21
Deferred income tax benefit	(0.03)	(0.06)
Impact of Series C and Series E Dilution, if applicable	(0.01)	(0.02)
FFO as adjusted available to common shareholders of EPR Properties	$2.72	$5.32	to	$5.48

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment fees received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

Q2 2019 Supplemental	Page 30

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from disposition of real estate, impairment losses on real estate, costs (gain) associated with loan refinancing or payoff, gain on early extinguishment of debt and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. EBITDAre does not represent cash flow from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as EBITDAre (defined above) excluding gain on insurance recovery, severance expense, litigation settlement expense, impairment of direct financing lease (allowance for lease loss portion), the provision for loan losses, transaction costs and prepayment fees and which is then multiplied by four to get an annual amount. For the three months and year ended December 31, 2017, Adjusted EBITDA was further adjusted to reflect zero Adjusted EBITDA related to one of our early education tenants, CLA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and

Q2 2019 Supplemental	Page 31

covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from disposition of real estate and impairment losses on real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus costs (gain) associated with loan refinancing or payoff, transaction costs, severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain on insurance

Q2 2019 Supplemental	Page 32

recovery, and deferred income tax benefit (expense); adding non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense to management and trustees and amortization of above and below market leases, net and tenant allowances; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), severance expense, litigation settlement expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of real estate investments (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in direct financing leases, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q2 2019 Supplemental	Page 33

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Second Quarter and Six Months Ended June 30, 2019

Q2 2019 Supplemental	Page 34

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018

Net cash provided by operating activities	$87,372	$122,384	$83,446	$151,134	$140,784	$108,964

Equity in income (loss) from joint ventures	470	489	(5)	20	(88)	51
Distributions from joint ventures	—	(112)	—	—	(451)	(116)
Amortization of deferred financing costs	(1,517)	(1,502)	(1,490)	(1,470)	(1,439)	(1,398)
Amortization of above and below market leases, net and tenant allowances	58	59	54	55	55	417
Amortization of operating lease assets and liabilities	735	(445)	—	—	—	—
Changes in assets and liabilities, net:
Mortgage notes and related accrued interest receivable	1,409	135	(453)	596	1,219	(845)
Accounts receivable	2,234	(14,669)	8,680	7,995	9,222	(3,597)
Direct financing lease receivable	59	58	63	99	203	198
Other assets	(239)	5,673	(1,662)	(1,272)	163	3,826
Accounts payable and accrued liabilities	4,634	(4,684)	6,265	(18,002)	(2,360)	9,118
Unearned rents and interest	5,568	(5,951)	15,912	(12,649)	1,997	(13,234)
Straight-line rental revenue	(3,223)	(2,414)	(3,216)	(3,079)	(2,060)	(1,874)
Interest expense, gross	37,999	37,138	36,304	36,360	36,468	36,646
Interest cost capitalized	(1,530)	(3,137)	(2,669)	(2,697)	(2,294)	(2,244)
Transaction costs	6,923	5,123	1,583	1,101	405	609
Severance expense (cash portion)	—	—	2,720	—	—	—
Prepayment fees	—	(900)	(7,391)	(20,026)	(47,293)	—
Litigation settlement expense	—	—	—	—	2,090	—
Interest coverage amount (1)	$140,952	$137,245	$138,141	$138,165	$136,621	$136,521

Net cash (used) provided by investing activities	$(333,363)	$(127,833)	$(104,684)	$46,868	$67,920	$(106,916)

Net cash provided (used) by financing activities	$235,607	$9,154	$(56,075)	$(116,130)	$(234,550)	$(20,798)

(1) See pages 31 through 33 for definitions.

Q2 2019 Supplemental	Page 35

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAAP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 37 through 40 provide reconciliations of these non-GAAP measures with respect to each segment and property type and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate primarily to NOI from properties excluded from the calculation and disclosed at their carrying value.

Q2 2019 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED JUNE 30, 2019
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$66,614	$14,986	$3,693	$85,293	$7,845	$18,775	$17,842	$2,272	$46,734	$10,327	$9,359	$8,373	$28,059	$2,970	$163,056
Property operating expense	3,859	5,411	601	9,871	45	1,222	1,424	38	2,729	173	541	342	1,056	1,115	14,771
Other expense	1,029	—	—	1,029	—	7,062	—	—	7,062	—	—	—	—	—	8,091
Total investment expense	4,888	5,411	601	10,900	45	8,284	1,424	38	9,791	173	541	342	1,056	1,115	22,862
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,230)	(12,230)
Adjusted EBITDA	$61,726	$9,575	$3,092	$74,393	$7,800	$10,491	$16,418	$2,234	$36,943	$10,154	$8,818	$8,031	$27,003	$(10,375)	$127,964
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,230	12,230
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,855)	(1,855)
NOI	$61,726	$9,575	$3,092	$74,393	$7,800	$10,491	$16,418	$2,234	$36,943	$10,154	$8,818	$8,031	$27,003	$—	$138,339
Quarterly GAAP NOI run rate
NOI	$61,726	$9,575	$3,092	$74,393	$7,800	$10,491	$16,418	$2,234	$36,943	$10,154	$8,818	$8,031	$27,003	$—	$138,339
In-service adjustments (2)	4,324	—	24	4,348	—	305	187	—	492	(107)	400	276	569	—	5,409
Percentage rent/participation adjustments (3)	158	105	(3)	260	(1,258)	464	400	—	(394)	—	(699)	(23)	(722)	—	(856)
Non-recurring adjustments (6)	(542)	(3)	(1)	(546)	—	3,214	—	—	3,214	—	(3,200)	—	(3,200)	—	(532)
Quarterly GAAP NOI run rate	$65,666	$9,677	$3,112	$78,455	$6,542	$14,474	$17,005	$2,234	$40,255	$10,047	$5,319	$8,284	$23,650	$—	$142,360
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$262,664	$38,708	$12,448	$313,820	$26,168	$57,896	$68,020	$8,936	$161,020	$40,188	$21,276	$33,136	$94,600	$—	$569,440
Quarterly cash NOI run rate
NOI	$61,726	$9,575	$3,092	$74,393	$7,800	$10,491	$16,418	$2,234	$36,943	$10,154	$8,818	$8,031	$27,003	$—	$138,339
In-service adjustments (4)	4,245	—	24	4,269	—	305	187	—	492	(609)	393	189	(27)	—	4,734
Percentage rent/participation adjustments (3)	158	105	(3)	260	(1,258)	464	400	—	(394)	—	(699)	(23)	(722)	—	(856)
Non-recurring adjustments (6)	(542)	(3)	(1)	(546)	—	3,214	—	—	3,214	—	(3,200)	—	(3,200)	—	(532)
Non-cash revenue	(499)	144	(110)	(465)	(77)	(141)	(467)	(36)	(721)	(743)	(802)	(789)	(2,334)	—	(3,520)
Quarterly cash NOI run rate	65,088	9,821	3,002	77,911	6,465	14,333	16,538	2,198	39,534	8,802	4,510	7,408	20,720	—	138,165
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$260,352	$39,284	$12,008	$311,644	$25,860	$57,332	$66,152	$8,792	$158,136	$35,208	$18,040	$29,632	$82,880	$—	$552,660

Q2 2019 Supplemental	Page 37

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED JUNE 30, 2019

	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56	$—	$51	$107	$3,044	$3,858	$1,223	$529	$8,654	$3,631	$129	$121	$3,881	$—	$12,642
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$56	$—	$51	$107	$3,044	$3,858	$1,223	$529	$8,654	$3,631	$129	$121	$3,881	$—	$12,642
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$56	$—	$51	$107	$3,044	$3,858	$1,223	$529	$8,654	$3,631	$129	$121	$3,881	$—	$12,642

Quarterly GAAP NOI run rate
NOI	$56	$—	$51	$107	$3,044	$3,858	$1,223	$529	$8,654	$3,631	$129	$121	$3,881	$—	$12,642
In-service adjustments (5)	—	—	273	273	—	(151)	—	—	(151)	18	42	—	60	—	182
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$56	$—	$324	$380	$3,044	$3,707	$1,223	$529	$8,503	$3,649	$171	$121	$3,941	$—	$12,824
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$224	$—	$1,296	$1,520	$12,176	$14,828	$4,892	$2,116	$34,012	$14,596	$684	$484	$15,764	$—	$51,296
Quarterly cash NOI run rate
NOI	$56	$—	$51	$107	$3,044	$3,858	$1,223	$529	$8,654	$3,631	$129	$121	$3,881	$—	$12,642
In-service adjustments (5)	—	—	273	273	—	(6)	—	—	(6)	—	45	—	45	—	312
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	4	—	—	4	(1)	(97)	2	—	(96)	(715)	(76)	(5)	(796)	—	(888)
Quarterly cash NOI run rate	60	—	324	384	3,043	3,755	1,225	529	8,552	2,916	98	116	3,130	—	12,066
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$240	$—	$1,296	$1,536	$12,172	$15,020	$4,900	$2,116	$34,208	$11,664	$392	$464	$12,520	$—	$48,264

Q2 2019 Supplemental	Page 38

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 37 AND 38
FOR THE THREE MONTHS ENDED JUNE 30, 2019
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$66,670	$14,986	$3,744	$85,400	$10,889	$22,633	$19,065	$2,801	$55,388	$13,958	$9,488	$8,494	$31,940	$2,970	$175,698
Property operating expense	3,859	5,411	601	9,871	45	1,222	1,424	38	2,729	173	541	342	1,056	1,115	14,771
Other expense	1,029	—	—	1,029	—	7,062	—	—	7,062	—	—	—	—	—	8,091
Total investment expense	4,888	5,411	601	10,900	45	8,284	1,424	38	9,791	173	541	342	1,056	1,115	22,862
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,230)	(12,230)
Adjusted EBITDA	$61,782	$9,575	$3,143	$74,500	$10,844	$14,349	$17,641	$2,763	$45,597	$13,785	$8,947	$8,152	$30,884	$(10,375)	$140,606
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,230	12,230
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,855)	(1,855)
NOI	$61,782	$9,575	$3,143	$74,500	$10,844	$14,349	$17,641	$2,763	$45,597	$13,785	$8,947	$8,152	$30,884	$—	$150,981
Quarterly GAAP NOI run rate
NOI	$61,782	$9,575	$3,143	$74,500	$10,844	$14,349	$17,641	$2,763	$45,597	$13,785	$8,947	$8,152	$30,884	$—	$150,981
In-service adjustments (2) (5)	4,324	—	297	4,621	—	154	187	—	341	(89)	442	276	629	—	5,591
Percentage rent/participation adjustments (3)	158	105	(3)	260	(1,258)	464	400	—	(394)	—	(699)	(23)	(722)	—	(856)
Non-recurring adjustments (6)	(542)	(3)	(1)	(546)	—	3,214	—	—	3,214	—	(3,200)	—	(3,200)	—	(532)
Quarterly GAAP NOI run rate	$65,722	$9,677	$3,436	$78,835	$9,586	$18,181	$18,228	$2,763	$48,758	$13,696	$5,490	$8,405	$27,591	$—	$155,184
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$262,888	$38,708	$13,744	$315,340	$38,344	$72,724	$72,912	$11,052	$195,032	$54,784	$21,960	$33,620	$110,364	$—	$620,736
Quarterly cash NOI run rate
NOI	$61,782	$9,575	$3,143	$74,500	$10,844	$14,349	$17,641	$2,763	$45,597	$13,785	$8,947	$8,152	$30,884	$—	$150,981
In-service adjustments (4) (5)	4,245	—	297	4,542	—	299	187	—	486	(609)	438	189	18	—	5,046
Percentage rent/participation adjustments (3)	158	105	(3)	260	(1,258)	464	400	—	(394)	—	(699)	(23)	(722)	—	(856)
Non-recurring adjustments (6)	(542)	(3)	(1)	(546)	—	3,214	—	—	3,214	—	(3,200)	—	(3,200)	—	(532)
Non-cash revenue	(495)	144	(110)	(461)	(78)	(238)	(465)	(36)	(817)	(1,458)	(878)	(794)	(3,130)	—	(4,408)
Quarterly cash NOI run rate	65,148	9,821	3,326	78,295	9,508	18,088	17,763	2,727	48,086	11,718	4,608	7,524	23,850	—	150,231
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$260,592	$39,284	$13,304	$313,180	$38,032	$72,352	$71,052	$10,908	$192,344	$46,872	$18,432	$30,096	$95,400	$—	$600,924

Q2 2019 Supplemental	Page 39

RECONCILIATION OF EBITDAre, ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (1):	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018	1ST QUARTER 2018
Net income	$66,594	$65,349	$54,031	$91,833	$91,581	$29,538
Interest expense, net	36,278	33,826	33,515	33,576	34,079	34,337
Income tax (benefit) expense	(1,300)	(605)	108	515	642	1,020
Depreciation and amortization	42,355	39,743	39,541	38,623	37,582	37,684
Gain on sale of real estate	(9,774)	(6,328)	(349)	(2,215)	(473)	—
Gain on sale of investment in direct financing leases	—	—	—	(5,514)	—	—
Impairment charges	—	—	10,735	—	16,548	—
Costs associated with loan refinancing or payoff	—	—	—	—	15	31,943
Equity in (income) loss from joint ventures	(470)	(489)	5	(20)	88	(51)
EBITDAre (2)	$133,683	$131,496	$137,586	$156,798	$180,062	$134,471
Severance expense	—	—	5,938	—	—	—
Litigation settlement expense	—	—	—	—	2,090	—
Transaction costs	6,923	5,123	1,583	1,101	405	609
Prepayment fees	—	(900)	(7,391)	(20,026)	(47,293)	—
Adjusted EBITDA (for the quarter)	$140,606	$135,719	$137,716	$137,873	$135,264	$135,080

Adjusted EBITDA (2)	$562,424	$542,876	$550,864	$551,492	$541,056	$540,320

ANNUALIZED ADJUSTED EBITDA (1):
Adjusted EBITDA (for the quarter)	$140,606	$135,719	$137,716	$137,873	$135,264	$135,080
Corporate/unallocated and other NOI (3)	(1,855)	(1,925)	(1,530)	(1,899)	(2,079)	(2,354)
In-service adjustments (4)	5,591	252	243	(3,645)	(1,785)	910
Percentage rent/participation adjustments (5)	(856)	1,335	(2,339)	(463)	517	973
Non-recurring adjustments (6)	2,668	(72)	(240)	24	(4)	(63)
Annualized Adjusted EBITDA (for the quarter)	$146,154	$135,309	$133,850	$131,890	$131,913	$134,546

Annualized Adjusted EBITDA (7)	$584,616	$541,236	$535,400	$527,560	$527,652	$538,184

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(3) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(4) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(5) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(6) Non-recurring adjustments relate primarily to properties under operating agreements with third parties.
(7) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q2 2019 Supplemental	Page 40